                                                                     EXHIBIT 4.3

COMMON STOCK                                                        COMMON STOCK

M NUMBER                                                                  SHARES

                                 [GOODYEAR LOGO]

                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                       THE GOODYEAR TIRE & RUBBER COMPANY

            THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK.

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                               CUSIP 382550 10 1

This is to Certify that

is the owner of

FULL-PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE OF THE COMMON STOCK OF

The Goodyear Tire & Rubber Company transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated                                   The Goodyear Tire & Rubber Company.

         /s/ C. T. Harvie    [SEAL]     /s/ Samir Gibara
             SECRETARY                      CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
   EQUISERVE TRUST COMPANY, N.A.                           TRANSFER AGENT
BY                                                         AND REGISTRAR.

                                                           AUTHORIZED SIGNATURE.




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                       THE GOODYEAR TIRE & RUBBER COMPANY

     THE GOODYEAR TIRE & RUBBER COMPANY WILL MAIL, WITHOUT CHARGE, TO THE REGISTERED HOLDER OF THIS CERTIFICATE A COPY OF THE EXPRESS TERMS (AS SET FORTH IN THE ARTICLES OF INCORPORATION AND THE CODE OF REGULATIONS OF THE CORPORATION) OF THE SHARES OF THE COMMON STOCK OF THE CORPORATION AND OF OTHER CLASSES OR SERIES OF SHARES, IF ANY, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR, ADDRESSED TO THE SECRETARY OF THE CORPORATION, AKRON, OHIO 44316.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between THE GOODYEAR TIRE & RUBBER COMPANY and EQUISERVE TRUST COMPANY, N.A., as Rights Agent,dated as of
June 4, 1996 (the "Rights Agreement"), as amended and restated, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of THE GOODYEAR TIRE & RUBBER COMPANY. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. THE GOODYEAR TIRE & RUBBER COMPANY will mail to the holder of this certificate a copy of the Rights Agreement (as in effect on the date of mailing) without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights which are or were beneficially owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement), and any subsequent holder of such Rights, may become null and void.

Explanation of Abbreviations:

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



        TEN COM       as tenants in common           JT TEN       as joint tenants with right of
        TEN ENT       as tentants by the entireties               survivorship and not as tenants
                                                                  in common


                                                     UNIF GIFT
                                                     MIN ACT      Uniform Gifts to Minors Act


Additional abbreviations may also be used though not in the above list.
--------------------------------------------------------------------------------

                                   ASSIGNMENT

For value received, ________________________ hereby sell, assign and transfer unto

(Please Print or Type Name and Address of Assignee)


Name                                 Insert here Social Security or Other
                                        Identifying Number of Assignee

--------------------------------------------
Street

                                                      SHARES
--------------------------------------------
City, State and Zip Code

--------------------------------------------------------------------------------
(Please Print or Type Name and Address of Assignee)

Name                                 Insert here Social Security or Other
                                        Identifying Number of Assignee


--------------------------------------------
Street

                                                      SHARES
--------------------------------------------
City, State and Zip Code
--------------------------------------------------------------------------------


of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ________________________
_______________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


        Issue certificate to the same owner as shown on the face   SHARES
        of this certificate for any shares not assigned above

Dated __________________________




     X __________________________________________________________

      (The signature here must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.)
      SIGNATURE GUARANTEED: